EXHIBIT 99.7   ECOM ECOM.COM, INC.  JULY 13, 2005 FORM 8K

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: July 12, 2005
                  (Date of earliest event report)

                        eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                            65-0538051
 --------------------------------     -------------------
 (State or other jurisdiction            (IRS Employer
  of incorporation)                   Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)

              100 Village Square Crossing Suite 202
                    Palm Beach Gardens, FL 33410
                           561-207-6395
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)

                      Barney A. Richmond
             100 Village Square Crossing Suite 202
                   Palm Beach Gardens, FL 33410
                          561-207-6395
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01           Other Events.

A Form 10-QSB has been filed for the spinoff companies of eComeCom.com, Inc. listed below for the periods ending August 31, 2004, November 30, 2004, and February 28, 2005. These filings bring the spinoff companies current with public company reporting requirements. The CIK, File, and Accession numbers for each company and each period are as follows:

Name of               SEC/EDGAR       FILE       EDGAR
Spin-off Company      CIK No.         No.        ACCESSION No.
- ------------------------------------------------------------------------
MyZipSoft, Inc.       CIK 0001290785  000-50783  0001290785-05-000003
MyZipSoft, Inc.       CIK 0001290785  000-50783  0001290785-05-000004
MyZipSoft, Inc.       CIK 0001290785  000-50783  0001290785-05-000005
eSecureSoft, Company  CIK 0001321511  000-51422  0001321511-05-000004
eSecureSoft, Company  CIK 0001321511  000-51422  0001321511-05-000005
eSecureSoft, Company  CIK 0001321511  000-51422  0001321511-05-000006
USAS Digital, Inc.    CIK 0001321508  000-51424  0001321508-05-000003
USAS Digital, Inc.    CIK 0001321508  000-51424  0001321508-05-000004
USAS Digital, Inc.    CIK 0001321508  000-51424  0001321508-05-000005
Pro Card Corporation  CIK 0001321500  000-51415  0001321500-05-000001
Pro Card Corporation  CIK 0001321500  000-51415  0001321500-05-000002
Pro Card Corporation  CIK 0001321500  000-51415  0001321500-05-000003
AAB National Company  CIK 0001321506  000-51416  0001321506-05-000002
AAB National Company  CIK 0001321506  000-51416  0001321506-05-000003
AAB National Company  CIK 0001321506  000-51416  0001321506-05-000004
A Classified Ad, Inc. CIK 0001321499  000-51417  0001321499-05-000002
A Classified Ad, Inc. CIK 0001321499  000-51417  0001321499-05-000003
A Classified Ad, Inc. CIK 0001321499  000-51417  0001321499-05-000004
A Super Deal.com, Inc.CIK 0001321507  000-51419  0001321500-05-000004
A Super Deal.com, Inc.CIK 0001321507  000-51419  0001321500-05-000005
A Super Deal.com, Inc.CIK 0001321507  000-51419  0001321500-05-000006
Swap & Shop.Net Corp. CIK 0001321510  000-51421  0001321510-05-000002
Swap & Shop.Net Corp. CIK 0001321510  000-51421  0001321510-05-000003
Swap & Shop.Net Corp. CIK 0001321510  000-51421  0001321510-05-000004

The EDGAR confirmations are attached herewith as Exhibits 99.1 through 99.8.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

eCom eCom.com, Inc.
(Registrant)

Date: July 12, 2005

  /s/ Richard Turner
Richard Turner
Chief Financial Officer

Investor Relations:
561-743-0377
jb@americancapitalholdings.com



Exhibit Index

Exhibit 99.1  Edgar Confirmation for MyZipSoft (f/k/a/ Freedom 4 Wireless)

Exhibit 99.2  Edgar Confirmation for eSecureSoft Company

Exhibit 99.3  Edgar Confirmation for USAS Digital, Inc.

Exhibit 99.4  Edgar Confirmation for Pro Card Corporation

Exhibit 99.5  Edgar Confirmation for AAB National Company

Exhibit 99.6  Edgar Confirmation for A Classified Ad, Inc.

Exhibit 99.7  Edgar Confirmation for A Super Deal.com, Inc.

Exhibit 99.8  Edgar Confirmation for Swap and Shop.net Corp.






































                   EXHIBIT 99.1 MYZIPSOFT, INC. EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       Freedom 4 Wireless, Inc.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 13:14    ACCEPTED DATE:       12-Jul-2005 13:14
FILING DATE:   12-Jul-2005 13:14
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001290785-05-000003

FILE NUMBER(S):
   1. 000-50783

THE PASSWORD FOR LOGIN CIK 0001290785 WILL EXPIRE 07-Jul-2006 17:30.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001290785
      COMPANY:    Freedom 4 Wireless, Inc.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-50783

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       Freedom 4 Wireless, Inc.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 13:23    ACCEPTED DATE:       12-Jul-2005 13:23
FILING DATE:   12-Jul-2005 13:23
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001290785-05-000004

FILE NUMBER(S):
   1. 000-50783

THE PASSWORD FOR LOGIN CIK 0001290785 WILL EXPIRE 07-Jul-2006 17:30.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001290785
      COMPANY:    Freedom 4 Wireless, Inc.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-50783



                   EXHIBIT 99.1 MYZIPSOFT, INC. EDGAR CONFIRMATION
                                (CONTINUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       Freedom 4 Wireless, Inc.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 13:26    ACCEPTED DATE:       12-Jul-2005 13:27
FILING DATE:   12-Jul-2005 13:26
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001290785-05-000005

FILE NUMBER(S):
   1. 000-50783

THE PASSWORD FOR LOGIN CIK 0001290785 WILL EXPIRE 07-Jul-2006 17:30.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001290785
      COMPANY:    Freedom 4 Wireless, Inc.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-50783




























                   EXHIBIT 99.2 ESECURESOFT COMPANY EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       eSecureSoft CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:46    ACCEPTED DATE:       12-Jul-2005 10:47
FILING DATE:   12-Jul-2005 10:46
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321511-05-000004

FILE NUMBER(S):
   1. 000-51422

THE PASSWORD FOR LOGIN CIK 0001321511 WILL EXPIRE 23-Mar-2006 15:36.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321511
      COMPANY:    eSecureSoft CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51422

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       eSecureSoft CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:59    ACCEPTED DATE:       12-Jul-2005 11:00
FILING DATE:   12-Jul-2005 10:59
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321511-05-000005

FILE NUMBER(S):
   1. 000-51422

THE PASSWORD FOR LOGIN CIK 0001321511 WILL EXPIRE 23-Mar-2006 15:36.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321511
      COMPANY:    eSecureSoft CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51422


                   EXHIBIT 99.2 ESECURESOFT COMPANY EDGAR CONFIRMATION
                                (CONTINUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       eSecureSoft CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 11:29    ACCEPTED DATE:       12-Jul-2005 11:30
FILING DATE:   12-Jul-2005 11:29
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321511-05-000006

FILE NUMBER(S):
   1. 000-51422

THE PASSWORD FOR LOGIN CIK 0001321511 WILL EXPIRE 23-Mar-2006 15:36.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321511
      COMPANY:    eSecureSoft CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51422




























                   EXHIBIT 99.3 USAS DIGITAL INC.  EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       USAS DIGITAL INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 14:35    ACCEPTED DATE:       12-Jul-2005 14:36
FILING DATE:   12-Jul-2005 14:35
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321508-05-000003

FILE NUMBER(S):
   1. 000-51424

THE PASSWORD FOR LOGIN CIK 0001321508 WILL EXPIRE 23-Mar-2006 14:07.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321508
      COMPANY:    USAS DIGITAL INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51424

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       USAS DIGITAL INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 14:40    ACCEPTED DATE:       12-Jul-2005 14:41
FILING DATE:   12-Jul-2005 14:40
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321508-05-000004

FILE NUMBER(S):
   1. 000-51424

THE PASSWORD FOR LOGIN CIK 0001321508 WILL EXPIRE 23-Mar-2006 14:07.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321508
      COMPANY:    USAS DIGITAL INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51424

                   EXHIBIT 99.3 USAS DIGITAL INC.  EDGAR CONFIRMATION
                                (CONTINUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       USAS DIGITAL INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 14:46    ACCEPTED DATE:       12-Jul-2005 14:47
FILING DATE:   12-Jul-2005 14:46
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321508-05-000005

FILE NUMBER(S):
   1. 000-51424

THE PASSWORD FOR LOGIN CIK 0001321508 WILL EXPIRE 23-Mar-2006 14:07.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321508
      COMPANY:    USAS DIGITAL INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51424




























                   EXHIBIT 99.4 PROCARD CORPORATION EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       PRO CARD CORP
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 15:46    ACCEPTED DATE:       11-Jul-2005 15:46
FILING DATE:   11-Jul-2005 15:46
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000001

FILE NUMBER(S):
   1. 000-51415

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321500
      COMPANY:    PRO CARD CORP
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51415


THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       PRO CARD CORP
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 15:58    ACCEPTED DATE:       11-Jul-2005 15:59
FILING DATE:   11-Jul-2005 15:58
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000002

FILE NUMBER(S):
   1. 000-51415

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321500
      COMPANY:    PRO CARD CORP
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51415

                   EXHIBIT 99.4 PROCARD CORPORATION EDGAR CONFIRMATION
                                (CONINTUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       PRO CARD CORP
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 16:17    ACCEPTED DATE:       11-Jul-2005 16:17
FILING DATE:   11-Jul-2005 16:17
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000003

FILE NUMBER(S):
   1. 000-51415

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321500
      COMPANY:    PRO CARD CORP
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51415




























                   EXHIBIT 99.5 AAB EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       AAB NATIONAL CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 09:13    ACCEPTED DATE:       12-Jul-2005 09:13
FILING DATE:   12-Jul-2005 09:13
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321506-05-000002

FILE NUMBER(S):
   1. 000-51416

THE PASSWORD FOR LOGIN CIK 0001321506 WILL EXPIRE 23-Mar-2006 14:11.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321506
      COMPANY:    AAB NATIONAL CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51416


THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       AAB NATIONAL CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:10    ACCEPTED DATE:       12-Jul-2005 10:10
FILING DATE:   12-Jul-2005 10:10
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321506-05-000003

FILE NUMBER(S):
   1. 000-51416

THE PASSWORD FOR LOGIN CIK 0001321506 WILL EXPIRE 23-Mar-2006 14:11.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321506
      COMPANY:    AAB NATIONAL CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51416

                   EXHIBIT 99.5 AAB EDGAR CONFIRMATION
                                (CONTINUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       AAB NATIONAL CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:23    ACCEPTED DATE:       12-Jul-2005 10:23
FILING DATE:   12-Jul-2005 10:23
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321506-05-000004

FILE NUMBER(S):
   1. 000-51416

THE PASSWORD FOR LOGIN CIK 0001321506 WILL EXPIRE 23-Mar-2006 14:11.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321506
      COMPANY:    AAB NATIONAL CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51416




























                   EXHIBIT 99.6 A CLASSIFIED AD EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       CLASSIFIED AD, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 08-Jul-2005 13:56    ACCEPTED DATE:       08-Jul-2005 13:56
FILING DATE:   08-Jul-2005 13:56
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321499-05-000002

FILE NUMBER(S):
   1. 000-51417

THE PASSWORD FOR LOGIN CIK 0001321499 WILL EXPIRE 23-Mar-2006 14:13.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321499
      COMPANY:    CLASSIFIED AD, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51417

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       CLASSIFIED AD, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 08-Jul-2005 16:25    ACCEPTED DATE:       08-Jul-2005 16:25
FILING DATE:   08-Jul-2005 16:25
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321499-05-000003

FILE NUMBER(S):
   1. 000-51417

THE PASSWORD FOR LOGIN CIK 0001321499 WILL EXPIRE 23-Mar-2006 14:13.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321499
      COMPANY:    CLASSIFIED AD, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51417


                   EXHIBIT 99.6 A CLASSIFIED AD EDGAR CONFIRMATION
                                (CONTINUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       CLASSIFIED AD, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 08-Jul-2005 17:16    ACCEPTED DATE:       08-Jul-2005 17:17
FILING DATE:   08-Jul-2005 17:16
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321499-05-000004

FILE NUMBER(S):
   1. 000-51417

THE PASSWORD FOR LOGIN CIK 0001321499 WILL EXPIRE 23-Mar-2006 14:13.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321499
      COMPANY:    CLASSIFIED AD, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51417




























                   EXHIBIT 99.7 A SUPER DEAL.COM, INC.  EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SUPER DEAL.COM, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 16:49    ACCEPTED DATE:       11-Jul-2005 16:50
FILING DATE:   11-Jul-2005 16:49
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000004

FILE NUMBER(S):
   1. 000-51419

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321507
      COMPANY:    SUPER DEAL.COM, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51419


THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SUPER DEAL.COM, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 16:55    ACCEPTED DATE:       11-Jul-2005 16:56
FILING DATE:   11-Jul-2005 16:55
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000005

FILE NUMBER(S):
   1. 000-51419

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321507
      COMPANY:    SUPER DEAL.COM, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51419

                   EXHIBIT 99.7 A SUPER DEAL.COM, INC.  EDGAR CONFIRMATION
                                (CONTINUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SUPER DEAL.COM, INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 11-Jul-2005 17:06    ACCEPTED DATE:       11-Jul-2005 17:06
FILING DATE:   11-Jul-2005 17:06
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321500-05-000006

FILE NUMBER(S):
   1. 000-51419

THE PASSWORD FOR LOGIN CIK 0001321500 WILL EXPIRE 23-Mar-2006 14:20.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321507
      COMPANY:    SUPER DEAL.COM, INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51419




























                   EXHIBIT 99.8 SWAP AND SHOP.NET CORP.  EDGAR CONFIRMATION

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SWAP & SHOP.NET CORP.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 12:11    ACCEPTED DATE:       12-Jul-2005 12:12
FILING DATE:   12-Jul-2005 12:11
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321510-05-000002

FILE NUMBER(S):
   1. 000-51421

THE PASSWORD FOR LOGIN CIK 0001321510 WILL EXPIRE 23-Mar-2006 15:08.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321510
      COMPANY:    SWAP & SHOP.NET CORP.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51421

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SWAP & SHOP.NET CORP.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 12:20    ACCEPTED DATE:       12-Jul-2005 12:21
FILING DATE:   12-Jul-2005 12:20
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321510-05-000003

FILE NUMBER(S):
   1. 000-51421

THE PASSWORD FOR LOGIN CIK 0001321510 WILL EXPIRE 23-Mar-2006 15:08.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321510
      COMPANY:    SWAP & SHOP.NET CORP.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51421


                   EXHIBIT 99.8 SWAP AND SHOP.NET CORP.  EDGAR CONFIRMATION
                                (CONTINUED)

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SWAP & SHOP.NET CORP.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 12:25    ACCEPTED DATE:       12-Jul-2005 12:25
FILING DATE:   12-Jul-2005 12:25
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321510-05-000004

FILE NUMBER(S):
   1. 000-51421

THE PASSWORD FOR LOGIN CIK 0001321510 WILL EXPIRE 23-Mar-2006 15:08.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321510
      COMPANY:    SWAP & SHOP.NET CORP.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51421